SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Alarm.com Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on Thursday, June 7, 2018 for Alarm.com Holdings, Inc.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to the annual meeting and voting instructions, go to www.proxydocs.com/alrm. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for our 2018 Annual Meeting, please make this request on or before May 28, 2018.

For a Convenient Way to VIEW Proxy Materials
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VOTE Online go to: www.proxydocs.com/alrm

Proxy Materials Available to View or Receive:

Annual Report and Proxy Statement

Printed materials may be requested by one of the following methods:

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If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Alarm.com Holdings, Inc. Notice of Annual Meeting
		Meeting Type:	Annual Meeting
		For holders as of:	April 10, 2018
		Date:	Thursday, June 7, 2018
		Time:	9:00 A.M. (Eastern Time)
		Place:	8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102
The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2 and 3. The Board of Directors Recommends a Vote in Favor of ONE YEAR for proposal 4.

1.	To elect the three nominees for director named below to hold office until the 2021 Annual Meeting of Stockholders.
	Nominees:	(01) Darius Nevin (02) Mayo Shattuck (03) Stephen Trundle
2.

To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement.
4.	To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.
Note: To conduct any other business properly brought before the meeting or any adjournment thereof.

Vote In-Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Stockholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting.